UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2005

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania		18015-1360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On December 20, 2005, OraSure Technologies, Inc. (the “Company”) issued a press release providing an update regarding an increased level of false positive results recently reported by specific clinical sites from the use of the Company’s OraQuick ADVANCE Rapid HIV-1/2 Antibody Test with oral fluid. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 20, 2005

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 20, 2005	By:	ORASURE TECHNOLOGIES, INC. /S/ JACK E. JERRETT
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated December 20, 2005